                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                 GREEN TREE FINANCIAL CORP.



                                 BY: /s/ Phyllis A. Knight
                                     -----------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997


                             CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                             TRUST ACCOUNT #13223001
                             REMITTANCE DATE: 2/17/97

                                                  Total $            Per $1,000
                                                  Amount              Original
                                               -------------       -------------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $5,903,222.22

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       5,903,222.22

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.10%)           6.10%
          b. Class A-1 Interest                   610,487.42          4.23949597
          c. Class A-2 Remittance Rate(6.45%)           6.45%
          d. Class A-2 Interest                   314,437.50          5.37500000
          e. Class A-3 Remittance Rate(6.90%)           6.90%
          f. Class A-3 Interest                   181,700.00          5.75000000
          g. Class A-4 Remittance Rate(7.20%)           7.20%
          h. Class A-4 Interest                   421,440.00          6.00000000
          i. Class A-5 Remittance Rate(7.65%,
             unless Weighted Average Contract
             Rate is below 7.65%)                       7.65%
          j. Class A-5 Interest                   521,857.50          6.37500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00                 .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                   .00                 .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2

                                  CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                  TRUST ACCOUNT #13223001
                                  REMITTANCE DATE: 2/17/97
B.     Principal
       (5)  Formula Principal Distribution
            Amount                                  2,617,359.27           N/A
            a. Scheduled Principal                    775,019.69           N/A
            b. Principal Prepayments                1,214,667.33           N/A
            c. Liquidated Contracts                   627,672.25           N/A
            d. Repurchases                                   .00           N/A
       (6)  Pool Scheduled Principal
             Balance                              438,746,858.73  942.99746738
       (6a) Pool Factor                                .94299747

       (7)  Unpaid Class A Principal Shortfall
            (if any)following prior Remittance
            date                                             .00

       (8)  Class A Percentage for such Remittance
             Date                                          91.57%

       (9)  Class A Percentage for the following
             Remittance Date                               91.52%

       (10) Class A Principal Distribution:
            a. Class A-1                            2,617,359.27   18.17610604
            b. Class A-2                                     .00           .00
            c. Class A-3                                     .00           .00
            d. Class A-4                                     .00           .00
            e. Class A-5                                     .00           .00

       (11) Class A-1 Principal Balance           117,478,526.73  815.82310229
       (11a)      Class A-1 Pool Factor                .81582310

       (12) Class A-2 Principal Balance            58,500,000.00  1000.0000000
       (12a)      Class A-2 Pool Factor               1.00000000

       (13) Class A-3 Principal Balance            31,600,000.00  1000.0000000
       (13a)      Class A-3 Pool Factor               1.00000000

       (14) Class A-4 Principal Balance            70,240,000.00  1000.0000000

                       GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3

                                   CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 2/17/97

       (14a) Class A-4 Pool Factor                   1.00000000
       (15)  Class A-5 Principal Balance          81,860,000.00  1000.0000000
       (15a) Class A-5 Pool Factor                   1.00000000

       (16)  Unpaid Class A Principal Shortfall
             if any)following current Remittance Date                     .00

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

       (17)  31-59 days                            4,553,874.16           143

       (18)  60 days or more                       5,215,739.54           157

       (19)  Current Month Repossessions           1,542,907.55            56

       (20)  Repossession Inventory                5,543,849.18           189

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

       (21)  Average Sixty-Day Delinquency Ratio Test

             (a) Sixty-Day Delinquency Ratio for current
                 Remittance Date                                         1.19%

             (b) Average Sixty-Day Delinquency Ratio (arithmetic
                 average of ratios for this month and two preceding
                 months; may not exceed 3.5%)                            1.14%

       (22)  Average Thirty-Day Delinquency Ratio Test

             (a) Thirty-Day Delinquency Ratio for current
                 Remittance Date                                         1.04%

             (b) Average Thirty-Day Delinquency Ratio (arithmetic
                 average of ratios for this month and two preceding
                 months; may not exceed 5.5%)                            1.13%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4

                                        CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                                        TRUST ACCOUNT #13223001
                                        REMITTANCE DATE: 2/17/97

       (23)  Cumulative Realized Losses Test

             (a) Cumulative Realized Losses for the current Remittance
                 Date (as a percentage of Cut-off Date Pool Principal
                 Balance; may not exceed 5.5% from March 1, 2000 to
                 February 28, 2001, 6.5% from March 1, 2001 to
                 February 28, 2002, 8.5% from March 1, 2002 to
                 February 28, 2003 and 9.5% thereafter)                     .16%

       (24)  Current Realized Losses Test

             (a) Current Realized Losses for current Remittance Date
                                                                     277,845.59
             (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
                 may not exceed 2.25%)                                      .43%

       (25)    Class M-1 Principal Balance Test

           (a) The sum of Class M-1 Principal Balance and Class B
               Principal Balance (before distributions on current
               Remittance Date) divided by Pool Scheduled Principal
               Balance as of preceding Remittance Date (may not
               exceed 25.5%)                                              17.91%

       (26)    Class B Principal Balance Test

           (a) Class B Principal Balance (before any distributions
               on current Remittance Date) as of such Remittance date
               greater than $9,305,367.00                                   .00

           (b) Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled
               Principal Balance as of preceding Remittance Date is
               equal to or greater than 12.00%                             8.43%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 5

                                   CUSIP#'S  393505-LX8
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 2/17/97

                                                    Total $        Per $1,000
                                                     Amount          Original
                                                   ----------     -------------

CLASS M1 CERTIFICATES
---------------------
(27)   Amount available (including Monthly
       Servicing Fee)                            1,235,940.53

A.     Interest
(28)   Aggregate interest
       a. Class M-1 Remittance Rate (7.60%,
           unless Weighted Average Contract
           Rate is below 7.60%)                          7.60%
       b. Class M-1 Interest                       265,050.00     6.33333333

(29)   Amount applied to Class M-1 Interest
        Deficiency Amount                                 .00              0

(30)   Remaining unpaid Class M-1 Interest
        Deficiency Amount                                 .00              0

(31)   Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall             .00              0

(32)   Remaining:
       a. Unpaid Class M-1 Interest Shortfall             .00              0

B.     Principal
(33)   Formula Principal Distribution Amount
       a. Scheduled Principal                             .00            N/A
       b. Principal Prepayments                           .00            N/A
       c. Liquidated Contracts                            .00            N/A
       d. Repurchases                                     .00            N/A

(34)   Class M-1 Principal Balance              41,850,000.00  1000.00000000
(34a)  Class M-1 Pool Factor                       1.00000000

(35)   Class M-1 Percentage for such Remittance
       Date                                              .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 6

                                          CUSIP#'S  393505-LY6,LZ3
                                          TRUST ACCOUNT #13223001
                                          REMITTANCE DATE: 2/17/97

(36) Class M-1 Percentage for the following
     Remittance Date                                .00%

(37) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                       .00               0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                      .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                          .00

                                              Total $              Per $1,000
                                               Amount               Original
                                              --------            ------------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                          970,890.53

(2)  Class B-1 Remittance Rate (7.55% unless
     Weighted Average Contract Rate is
     below 7.55%)                                  7.55%

(3)  Aggregate Class B1 Interest             117,025.00               6.29166667

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                          .00                      .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                             .00                      .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                             MONTHLY REPORT
                              JANUARY 1997
                                 Page 7

                                    CUSIP#'S  393505-LY6, LZ3
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 2/17/97

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                     -----------     -----------

     (7)    Remaining Unpaid Class B-1 Interest
            Deficiency Amount                           .00

     (8)    Unpaid Class B1 Principal Shortfall
            (if any) following prior Remittance
            Date                                        .00

     (8a)   Class B Percentage for such
            Remittance Date                             .00

     (8b)   Class B Percentage for the following
            Remittance Date                             .00

     (9)    Current Principal (Class B Percentage of
            Formula Principal Distribution Amount)      .00

     (10a)  Class B1 Principal Shortfall                .00

     (10b)  Unpaid Class B1 Principal Shortfall         .00

     (11)   Class B Principal Balance              37,218,332.00

     (12)   Class B1 Principal Balance             18,600,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                       853,865.53

(14) Class B-2 Remittance Rate (7.90%
     unless Weighted Average Contract
     Rate is less than 7.90%)                               7.90%

(15) Aggregate Class B2 Interest                      122,570.69      6.58333357

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 8

                                   CUSIP#'S   393505-LY6, LZ3
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 2/17/97

                                                       Total        Per $1,000
                                                       Amount        Original
                                                     ----------    ------------
(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00              .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                 .00              .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                               .00

(19)  Class B2 Principal Liquidation Loss Amount         .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                               .00

(21)  Guarantee Payment                                  .00

(22)  Class B2 Principal Balance               18,618,332.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company or
      Green Tree Financial Corporation is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount, Class B-1 Distribution
      Amount and Class B-2 Distribution Amount;
      if the Company or Green Tree Financial
      Corporation is the Servicer)                183,901.76

 24)  3% Guarantee Fee                            547,393.08

(25)  Class C Residual Payment                           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 9

                                   CUSIP#'S   393505-LY6, LZ3
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 2/17/97


(26)  Class M-1 Interest Deficiency on such
      Remittance Date                             .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                             .00

(28)  Repossessed Contracts              1,542,907.55

(29)  Repossessed Contracts Remaining
      in Inventory                       5,543,849.18

(30)  Weighted Average Contract Rate          9.83436

                                      GTFC
                                     1996-2
                                  JANUARY 1997
                              Defaulted Contracts

                                                         Estimated
                                                          Loss At
       Account#      Principal   Interest     Amount      Sale Date
       --------      ---------   --------   ----------   -----------

       20313814      13,921.32      83.87    14,005.19    13,990.64
       22324554      17,285.19     104.14    17,389.33    10,232.90
       22324590      33,878.38     204.11    34,082.49    16,492.39
       22325015       8,598.56      51.80     8,650.36     7,024.10
       22424566      68,324.84     411.65    68,736.49    20,690.39
       23317861      17,206.33     103.66    17,309.99     7,834.63
       25328832      45,059.91     271.48    45,331.39    15,926.30
       29315956      26,910.54     162.13    27,072.67    13,470.76
       29316176      14,768.87      88.98    14,857.85     7,068.63
       35315890       9,081.14      54.71     9,135.85     2,526.97
       37318006      26,581.61     160.15    26,741.76     6,065.44
       40315816      13,539.36      81.57    13,620.93     6,920.78
       47306162      34,223.47     206.19    34,429.66    17,732.21
       47306247      29,168.25     175.73    29,343.98    11,637.41
       53318736      24,707.05     148.85    24,855.90     7,119.77
       60308267      25,408.72     153.08    25,561.80    10,759.41
       74321005      27,746.00     167.16    27,913.16     8,751.13
       75327672      19,495.02     117.45    19,612.47     6,348.79
       75327831      20,479.65     123.38    20,603.03    12,344.59
       76318109      39,502.14     238.00    39,740.14    14,430.04
       87321129      22,738.40     136.99    22,875.39     8,861.26
       90324115      15,319.99      92.30    15,412.29    10,375.22
       90324196       9,144.94      55.09     9,200.03     3,224.51
       90324201       9,802.65      59.06     9,861.71     7,561.35
       90324426      17,595.74     106.01    17,701.75     9,505.97
       92304335      37,184.18     224.03    37,408.21    17,552.68

      TOTALS       $627,672.25  $3,781.57  $631,453.82  $274,448.27
                   ===========  =========  ===========  ===========